                                                                PRELIMINARY COPY

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        INDUSTRIAL TRAINING CORPORATION
                        -------------------------------
                (Name of Registrant as Specified In Its Charter)

                      ___________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(I)(2) or
     Item 22(a)(2) of Schedule 14A
[_]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3)
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ________________________________________________________________
     2)   Aggregate number of securities to which transaction applies:

          ________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ________________________________________________________________
     4)   Proposed maximum aggregate value of transaction:

          ________________________________________________________________
     5)   Total fee paid:

          ________________________________________________________________

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

          ________________________________________________________________
     3)   Filing Party

          ________________________________________________________________
     4)   Date Filed:

          ________________________________________________________________

                                                                PRELIMINARY COPY



                              [LOGO APPEARS HERE]

                        INDUSTRIAL TRAINING CORPORATION
                         13515 Dulles Technology Drive
                            Herndon, VA  22071-3416


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                             To Be Held May 7, 1996


Notice is hereby given that the annual meeting of the stockholders of Industrial Training Corporation (the "Company") will be held at the Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 22091, on May 7, 1996, at 4:00 pm, Eastern Daylight Time, for the following purposes:

     1. To elect two (2) Directors to serve terms as set forth in the Proxy Statement; and,

     2. To approve the amendment to the Articles of Incorporation increasing the shares of authorized Common Stock from Four Million (4,000,000) to Twelve Million (12,000,000); and

     3. To approve the First Amendment to the 1992 Key Employee Incentive Stock Option Plan, increasing the number of shares reserved for the granting of options thereunder by 200,000; and

     4. To approve the First Amendment to the 1992 Director Incentive Stock Option Plan, increasing the number of shares reserved for the granting of options thereunder by 100,000; and

     5. To transact such other business as may properly come before the meeting or any adjournments thereof.

By resolution of the Board of Directors, only Stockholders of record at the close of business March 4, 1996, are entitled to notice of and vote at the meeting or any adjournment thereof.

March 11, 1996                               By order of the Board of Directors
Herndon, Virginia                            Industrial Training Corporation

                                             /s/ Anne J. Fletcher
                                             -------------------------------
                                             Anne J. Fletcher
                                             Corporate Secretary

WHETHER OR NOT YOU EXPECT TO BE PRESENT IN PERSON AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY FORM AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE POSTPAID ENVELOPE ENCLOSED. THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AT THE MEETING AND VOTE IN PERSON.

                                                                PRELIMINARY COPY

                              [LOGO APPEARS HERE]

                        INDUSTRIAL TRAINING CORPORATION
                         13515 Dulles Technology Drive
                            Herndon, VA  22071-3416


                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors and management of Industrial Training Corporation, a Maryland corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 22091, on Tuesday, May 7, 1996 at 4:00 pm, EDT, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

Copies of the Annual Report and Form 10-KSB of the Company for its fiscal year ended December 31, 1995 are included. This Proxy Statement, Notice of Meeting, accompanying proxy card and the annual report and Form 10-KSB are first expected to be mailed to stockholders on or about March 15, 1996.


                                    GENERAL

Only stockholders of record at the close of business on March 4, 1996 are entitled to notice of and to vote the shares of common stock, par value $.10 per share, of the Company (the "Common Stock") held by them on that date at the Annual Meeting or any postponements or adjournments thereof.

If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote for the slate of nominees proposed by the Board of Directors and as recommended by the Board of Directors with regard to all other matters or, if no such recommendation is given, in their own discretion. Each stockholder may revoke a previously granted proxy at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on March 4, 1996 will constitute a quorum. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon at the Annual Meeting. As of February 15, 1996, 3,549,588 shares of Common Stock were outstanding.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Under the New York Stock Exchange Rules, brokers will not have discretionary voting authority for Items 3 and 4 and may not vote for those items without receiving instructions from the beneficial owners of the shares; however, brokers will have discretionary voting authority for Items 1 and 2. Abstentions and broker non-

                                                                PRELIMINARY COPY


votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal. Abstentions will have no effect on Items 1, 3 and 4, for which the required vote is either a plurality or a majority of the votes cast, but effectively will be a vote against Item 2, for which the required vote is two thirds of the votes entitled to be cast on the matter. Broker non-votes will have no effect on Items 3 and 4 because they are not treated as votes cast.

                                                                PRELIMINARY COPY

                                STOCK OWNERSHIP


STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information as to the beneficial ownership of each person known to the Company to own more than 5% of the outstanding Common Stock as of February 15, 1996./1/

Name and Address of Beneficial Owner    Shares Beneficially Owned  Percent of Class
------------------------------------    -------------------------  -----------------
Wellington Management Company/2/                 346,700                9.4%
200 State Street, Boston, MA  02109

Kennedy Capital Management, Inc./3/              232,350                6.3%
425 N. Ballas Road, Suite 191
St. Louis, MO  63141-6821

_______________________________

/1/ Excluding holdings of James H. Walton and TDH II Limited, which are reflected in the table below.
/2/ Shares are owned by various investment advisory clients of Wellington Management Company or its wholly-owned subsidiary ("WTC"), for which WTC possesses direct or indirect investment and/or voting discretion pursuant to the provisions of investment advisory agreements with such clients.
/3/ Shares are owned by various investment advisory clients of Kennedy Capital Management, Inc. ("Kennedy"), for which Kennedy possesses direct or indirect investment and/or voting discretion pursuant to the provisions of investment advisory agreements with such clients.

OWNERSHIP OF EQUITY AND VOTING SECURITIES BY DIRECTORS AND OFFICERS/1/

The following table reflects shares of Common Stock beneficially owned (or deemed to be beneficially owned pursuant to the rules of the Securities and Exchange Commission) as of February 15, 1996 by each director of the Company, each of the executive officers named in the Summary Compensation Table included elsewhere herein and the current directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner      Shares Beneficially Owned  Percent of Class
------------------------------------      -------------------------  -----------------
Thomas M. Balderston/2/                             290,843                7.9%
172 Whitemarsh Rd., Ardmore, PA  19003

James H. Walton/3/                                  239,709                6.5%
5213 N. 23rd Rd., Arlington, VA  22207

Gerald H. Kaiz/4/                                   177,396                4.8%
14406 Nadine Dr., Rockville, MD  20853

_______________________________

/1/ Unless otherwise indicated, each person has sole voting and investment rights with respect to the shares specified opposite his name.
/2/ Mr. Balderston's shares are held by TDH II Limited, One Rosemont Business Campus, Suite 301, 919 Conestoga Road, Rosemont, PA 19010, with which Mr. Balderston is affiliated. Mr. Balderston does not have sole voting power for the shares.
/3/ Includes 1,500 shares owned by spouse and 8,209 shares held by the Company's Employee Stock Ownership Plan. Includes 58,000 shares which Mr. Walton is entitled to acquire pursuant to stock options.
/4/ Includes 1,000 shares owned by spouse and 6,896 shares held by the Company's Employee Stock Ownership Plan. Includes 6,000 shares which Mr. Kaiz is entitled to acquire pursuant to stock options.

                                                                PRELIMINARY COPY

Name and Address of Beneficial Owner           Shares Beneficially Owned  Percent of Class
------------------------------------           -------------------------  -----------------
Steven L. Roden/5/                                       70,938                 1.9%
305 Glen Lake Drive, Atlanta, GA  30327

Philip J. Facchina/6/                                    53,308                 1.4%
8128 Boss St., Vienna, VA  22182

John D. Sanders/7/                                       30,550                  .8%
4600 N. 26th St., Arlington, VA  22207

Richard E. Thomas/8/                                     18,870                  .5%
8207 Light Horse Ct., Annandale, VA  22003

Daniel R. Bannister/9/                                    9,000                  .2%
8414 Brookewood Ct., McLean, VA  22102-1749

Directors and Executive Officers
as a group (13 persons)                               1,033,581                27.9%

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of changes of ownership of the Company's Common Stock with the Securities and Exchange Commission. Executive officers and directors are required to furnish the Company with copies of all Section 16(a) forms that they file. Based upon a review of these filings and written representations from certain of the Company's directors and executive officers that no other reports were required, the Company notes that Messrs. Walton, Kaiz, Facchina, Roden and VanStry and Ms. Babcock inadvertently failed to file Forms 4 reporting the allocation of shares to each of them from the Company ESOP for the years 1992, 1993 and 1994. Each of the foregoing individuals filed a Form 5 reporting these transactions. Additionally, Mr. Roden inadvertently failed to file a Form 4 reporting a bona fide gift of stock during Fiscal Year 1994, for which a Form 5 has subsequently been filed, reporting such transaction.


_______________________________

/5/ Includes 4,073 shares held by Employee Stock Ownership Plan. Includes 20,000 shares which Mr. Roden is entitled to acquire pursuant to stock options. /6/ Includes 4,308 shares held by Employee Stock Ownership Plan. Includes 49,000 shares which Mr. Facchina is entitled to acquire pursuant to stock options.
/7/ Includes 1,800 shares owned by spouse and 600 shares owned by J. D. Sanders Profit Sharing Plan, of which Mr. Sanders is the beneficiary. Includes 2,000 shares which Mr. Sanders is entitled to acquire pursuant to stock options.
/8/ Includes 9,000 shares owned by Mr. Thomas and his spouse as tenants by the entirety. Includes 4,000 shares which Mr. Thomas is entitled to acquire pursuant to stock options.
/9/ Includes 3,000 shares owned by Mr. Bannister and his spouse as tenants by the entirely. Includes 4,000 shares which Mr. Bannister is entitled to acquire pursuant to stock options.

                                                               PRELIMINARY COPY


                                    ITEM 1
                             ELECTION OF DIRECTORS

The Board of Directors has the ultimate authority for the management of the Company's business, objectives, and operations. It selects the Company's executive officers, delegates responsibilities for the conduct of the Company's operations to those officers, and monitors their performance.

The Board of Directors held four meetings during 1995, and acted seven times through unanimous written consent. The Board of Directors has a three-member Compensation Committee, members of which are outside directors, Messrs. Thomas, Sanders and Bannister. The Committee recommends salaries and other compensation of the elected officers of the Company for action by the whole Board. The Compensation Committee met two times during 1995.

The Board of Directors has also established an Audit Committee which is comprised of the same outside directors as the Compensation Committee. The Audit Committee acts in an oversight capacity, consistent with standard industry practice, to review quarterly and year end financial processes, and meets with the Company's auditors to review their reports and recommendations. The Audit Committee met one time during 1995.

Each director attended 75 percent or more of the aggregate number of Board and Committee meetings on which he served during 1995.

Directors who are also employees of the Company received no extra compensation for serving as Directors for the year ended December 31, 1995. For the year ended December 31, 1995, Directors who were not also employees were paid $1,500 per calendar quarter and $250 per meeting for their service as Directors.

The Board of Directors of the Company is divided into three classes, as nearly equal in number as possible. Each class serves three years, with the terms of office of the respective classes expiring in successive years. The term of office of directors in Class III expires at the 1996 Annual Meeting. The Board of Directors has no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a director, and if the Board designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board.

Directors will be elected by a plurality of the votes cast at the Annual Meeting. If elected, all nominees are expected to serve until the 1999 Annual Meeting and until their successors are duly elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES DESCRIBED BELOW, EACH OF WHOM ARE CURRENTLY SERVING AS CLASS III DIRECTORS, BE ELECTED FOR A NEW TERM OF THREE YEARS AND UNTIL THEY ARE RE-ELECTED OR THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

                  DIRECTORS STANDING FOR ELECTION - CLASS III

                                                                                                        Year First
                                                                                                     Elected Director
       Name (Age)                                                                                    (Re-election Term
                                                                                                     -----------------
   Position with Company                     Business Experience                                          Expires)
   ---------------------                     -------------------                                          -------

                                                  CLASS III
Daniel R. Bannister (65)         President and Chief Executive Officer of DynCorp, a leading                1988
 Director                        professional and technical services firm, since 1985.  He was             (1999)
                                 Executive Vice President and Senior Vice President of its
                                 Technical Services Group from 1983 to 1984.

                                                               PRELIMINARY COPY

                  DIRECTORS STANDING FOR ELECTION - CLASS III

                                                                                                             Year First
                                                                                                          Elected Director
                                                                                                         (Re-election Term
         Name (Age)                                                                                      -----------------
   Position with Company                            Business Experience                                        Expires)
   ---------------------                            -------------------                                        -------

Philip J. Facchina (34)              President and Chief Operating Officer of ITC. Prior to                       1995
  Director, President and            being named President and COO in October 1995, Mr.                          (1999)
  Chief Operating Officer/10/        Facchina served as Vice President, Treasurer and Chief
                                     Financial Officer of ITC from October 1992 to October 1995.
                                     Prior to joining ITC in October 1992,  Mr. Facchina served as Treasurer and Chief Financial Officer of Facchina
                                     Construction Company, Inc.  Prior to then, Mr. Facchina served as Vice President of Finance and Administration for E. C. Ernst,
                                     Inc. and Assistant Treasurer and Secretary for The Philadelphia
                                     Bourse, Inc. Mr. Facchina holds an M.B.A. from the University of
                                     Pennsylvania's Wharton Business School and a B.S. in Accounting
                                     from the University of Maryland.


                                              DIRECTORS CONTINUING IN OFFICE

                                                                                                             Year First
                                                                                                          Elected Director
                                                             CLASS I                                       (Term Expires)
                                                                                                           --------------

James H. Walton (62)                Chairman of the Board and Chief Executive Officer of ITC.  Mr.                1977
  Chairman of the Board of          Walton has been a director and officer of ITC since 1977.                    (1997)
  Directors and Chief               Prior to the founding of ITC in 1977, he was responsible for
  Executive Officer                 audiovisual  production at NUS Corporation, an engineering and consulting firm (1973-1977). Mr. Walton holds a B.S. and M.A. from the University of Nebraska.

Steven L. Roden (45)                Chief Executive Officer of ComSkill, Executive Vice President                 1993
  Director and Executive            of ITC and managing director of Activ Training Ltd. Mr. Roden                (1997)
  Vice President of ITC             served as President and Chief Executive Officer of Comsell from
                                    1987 until its liquidation into ITC in January 1995. Prior to joining Comsell, he was President of Digital Controls Video, Inc.,
                                    Vice President of Coloney, Inc., and Vice President of First
                                    Florida Bank Corp.  Mr. Roden holds an M.B.A. in Finance and
                                    Marketing and a B.S. from Florida State University.


Thomas M. Balderston (39)           Affiliated with TDH, a venture capital fund group, from 1985                  1993
  Director                          to present. He is also director of Actronics, Inc. Prior to TDH,             (1997)
                                    he was Assistant Vice President of Middle Market Lending for the
                                    Bank of Boston.  Mr. Balderston holds an M.B.A. from the Anderson
                                    School of Management at UCLA and a B.A. from Williams College.

________________________________

/10/ Mr. Facchina was appointed a Director of the Company on October 31, 1995 to fill a vacancy on the Board created by the resignation of Mr. Kaiz.

                                                                PRELIMINARY COPY


                        DIRECTORS CONTINUING IN OFFICE


                                                                                                      Year First
       Name (Age)                                                                                  Elected Director
   Position with Company                       Business Experience                                  (Term Expires)
   ---------------------                       -------------------                                   ------------

                                                     CLASS II

John D. Sanders (57)             Chairman of Tech News Inc., publishers of Washington Technology          1977
  Director                       newspaper.  He is also a registered representative (inactive)           (1998)
                                 with Wachtel & Co., Inc., an investment banking firm, a position held since 1968.  Mr. Sanders is a member of the Boards of
                                 Directors of:  Daedalus Enterprises, Inc., an electronics
                                 specialty consultant; and Information Analysis, Inc., a supplier of computer software services. He holds a B.E.E. from the University of
                                 Louisville, Kentucky, and an M.S. and Ph.D. in Electrical Engineering
                                 from Carnegie-Mellon University.


Richard E. Thomas (69)           Mr. Thomas has been President of COMSAT RSI since 1994.  Prior           1982
  Director                       to that, he was Chairman of the Board, President and Chief              (1998)
                                 Executive Officer of Radiation Systems, Inc., a communications systems manufacturer, from 1978 until 1994, at which time Radiation
                                 Systems, Inc. was merged into COMSAT Corporation. Mr. Thomas was originally employed by Radiation Systems, Inc. as Vice President,
                                 Operations in 1966.

                            EXECUTIVE COMPENSATION

EMPLOYMENT AGREEMENTS

The Company has entered into employment agreements with its executive officers. The agreements are generally subject to termination upon (i) death (with certain individuals' beneficiaries receiving up to $5,000 in death benefits); (ii) disability; or (iii) upon 45-60 days notice (depending upon the individuals) by the Company. The agreements provide for 34 months of severance pay to Messrs. Walton and Kaiz, twelve months of severance pay to Messrs. Facchina and Roden and Ms. Tomaszewicz, and ten months of severance pay to Ms. Babcock and Mr. VanStry (with certain exceptions for liquidation other than in connection with the transfer of all Company assets to another entity as in a merger or consolidation). The agreements with Ms. Babcock, Ms. Tomaszewicz and Mr. Facchina specify that upon certain changes of control, Ms. Babcock and Ms. Tomaszewicz would receive twelve months salary as severance pay if they are terminated or voluntarily leave within one year of the effective date of such an occurrence and Mr. Facchina would receive 24 months salary as severance pay upon a change of control.

In addition to base salary, each officer is eligible to receive salary increases, bonuses, stock option grants, pension and profit sharing arrangements and other employee benefits that may from time to time be awarded or made available. Messrs. Walton and Kaiz are required to give the Company twelve months notice of resignation, while the other executive officers must provide from 45-120 days notice. During the notice period, all officers receive salary. The agreements also provide for certain paid sick or disability leave and reimbursement of certain medical expenses not covered by the Company's group insurance.

During October 1995, Mr. Kaiz gave notice of his resignation in accordance with the terms of his employment agreement. Mr. Kaiz will remain an officer of the Company until October 1996.

                                                               PRELIMINARY COPY

EXECUTIVE COMPENSATION SUMMARY TABLE

The following information is being furnished with respect to the Company's Chief Executive Officer ("CEO") and its four most highly compensated executive officers other than the CEO whose annual salary and bonus exceeded $100,000 for the most recent fiscal year (collectively the "Executive Officers") for services rendered to the Company during each of the last 3 completed fiscal years.

                          SUMMARY COMPENSATION TABLE

                                       -----------------------------------------------------------------
                                                         Annual Compensation
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Other Annual
Name and Principal                                                                     Compensation ($)        Securities Underlying
Position                       Year          Salary ($)          Bonus ($) (a)               (c)                 Options Granted (#)
------------------------------------------------------------------------------------------------------------------------------------
James H. Walton                1995          162,914                   0                  21,088                     50,000
Chairman and CEO               1994          133,183              80,000                  13,470                          0
                               1993          132,088                   0                  10,455                          0
------------------------------------------------------------------------------------------------------------------------------------
Gerald H. Kaiz                 1995          112,889                   0                  14,718                          0
Executive Vice                 1994          112,332              30,000                  11,858                          0
President                      1993          117,783                   0                   9,220                          0
------------------------------------------------------------------------------------------------------------------------------------
Steven L. Roden                1995          122,149                   0                  15,943                          0
Executive VP - ITC             1994          120,609              45,000                  12,930                          0
CEO - ComSkill                 1993           29,800(b)                0                   2,503                     30,000
------------------------------------------------------------------------------------------------------------------------------------
Philip J. Facchina             1995          123,276                   0                  15,916                     25,000
President and COO              1994           87,366              60,000                  23,460(d)                       0
                               1993           72,852                   0                  28,906(d)                  15,000
------------------------------------------------------------------------------------------------------------------------------------
Elaine H. Babcock              1995          111,763                   0                  14,455                          0
Vice President                 1994           86,770              37,500                   9,150                     30,000
                               1993           80,233                   0                   6,688                          0
------------------------------------------------------------------------------------------------------------------------------------

a) Bonus compensation plan represents amounts paid to the executive pursuant to the Company's Incentive Compensation Plan for the year earned.

b) Mr. Roden was hired by the Company as of September 30, 1993, the date of the Comsell acquisition. Salary compensation for 1993 represents amounts paid by the Company to Mr. Roden after the Comsell acquisition.

c) Represents the fair market value of shares allocated pursuant to the Company's Employee Stock Ownership Plan.

d) Includes amounts paid by the Company for certain educational-related expenses.

OPTION GRANTS FOR FISCAL 1995 AND POTENTIAL REALIZABLE VALUES

The following table sets forth as to each of the named executive officers information with respect to option grants during the last fiscal year:

------------------------------------------------------------------------------------------------------------------------------------
         (a)                (b)                          (c)                          (d)                       (e)

                                                 % of Total Options/
                         Number of                 SARs Granted to
                        Securities               Employees in Fiscal             Exercise or Base
Name                Underlying Options/                  Year                      Price ($/Sh)            Expiration Date
                       SARs Granted (#)
------------------------------------------------------------------------------------------------------------------------------------
James H. Walton           50,000                          53%                        $6.50/Sh                 2/8/2000
-----------------------------------------------------------------------------------------------------------------------------------

                                                                PRELIMINARY COPY

-----------------------------------------------------------------------------------------------------------------------------------
Gerald H. Kaiz              --                            --                            --                       --
-----------------------------------------------------------------------------------------------------------------------------------
Steven L. Roden             --                            --                            --                       --
-----------------------------------------------------------------------------------------------------------------------------------
Philip J. Facchina        25,000                          26%                        $6.50/Sh                 2/8/2000
-----------------------------------------------------------------------------------------------------------------------------------
Elaine H. Babcock           --                            --                            --                       --
-----------------------------------------------------------------------------------------------------------------------------------


OPTION EXERCISES AND VALUES FOR FISCAL 1995

The following table sets forth as to each of the named executive officers information with respect to option exercises during Fiscal 1995 and the status of their options on December 31, 1995.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Value of
                                                                          Number of                    Unexercised In-the-
                                                                      Unexercised Options               Money Options at
                                                                      at Fiscal Year End               Fiscal Year End ($)
                   Shares Acquired on                                (#) Exercisable (E)/                Exercisable (E)/
Name                   Exercise (#)            Value Realized ($)      Unexercisable (U)                 Unexercisable (U)
-------------------------------------------------------------------------------------------------------------------------------
James H. Walton         20,000                      44,696                 58,000 (E)                      354,978 (E)
-------------------------------------------------------------------------------------------------------------------------------
Gerald H. Kaiz          20,000                      44,696                  6,000 (E)                       18,978 (E)
-------------------------------------------------------------------------------------------------------------------------------
Steven L. Roden           --                          --                   20,000 (E)                      110,000 (E)
                                                                           10,000 (U)                       55,000 (U)
-------------------------------------------------------------------------------------------------------------------------------
Philip J. Facchina        --                          --                   49,000 (E)                      305,000 (E)
-------------------------------------------------------------------------------------------------------------------------------
Elaine H. Babcock         --                          --                   16,000 (E)                       92,250 (E)
                                                                           20,000 (U)                      150,000 (U)
-------------------------------------------------------------------------------------------------------------------------------


                   BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

The following sets forth the business experience of executive officers who are not also directors of the Company.

GERALD H. KAIZ, age 57, is Executive Vice President of ITC. Mr. Kaiz, a former director, has been an officer of ITC since 1977. Prior to the founding of ITC, Mr. Kaiz was Manager of Training Consulting for NUS Corporation, an engineering and consulting firm (1967-1977). Mr. Kaiz holds a B.S. degree in Physics and an M.S. degree in Nuclear Engineering from the Massachusetts Institute of Technology.

ELAINE H. BABCOCK, age 39, is Senior Vice President of ITC. Ms. Babcock is currently responsible for the Company's newly-formed Multimedia Services division. During 1995, Ms. Babcock was responsible for all distribution of off-the-shelf product sales of the Company and its affiliates in North America, with the exception of sales through the ComSkill franchise network. Prior to January 1994, Ms. Babcock used her sales and management expertise to build ITC's Custom Services Department. Ms. Babcock joined the Company in 1978 as a Video Production Specialist with a Communications degree from the University of Maryland.

ELIZABETH E. TOMASZEWICZ, age 49, is a Vice President of ITC and President of ComSkill. Prior to joining the Company, Ms. Tomaszewicz served as Senior Vice President of Sales and Marketing of TRO Learning, Inc. ("TRO"), 1989 to 1993. Prior to TRO, she served as Executive Vice President, Marketing and Field Operations of Applied Learning International, Inc. Ms. Tomaszewicz holds a B.S. from the University of Massachusetts.

ROBERT F. VANSTRY, age 45, is a Vice President of ITC. Currently, Mr. VanStry is in charge of all of ITC's product and technology development. Mr. VanStry joined the Company in May 1978 as Senior Training Associate and subsequently fulfilled the responsibilities of Manager of Engineering Projects, Manager of Project Development, and Vice President of Training Services.

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FRANK A. CARCHEDI, age 38, is Vice President, Treasurer and Chief Financial
Officer of ITC. Prior to joining ITC in November of 1995, Mr. Carchedi was a consultant in the Merger and Acquisition group of Ernst & Young LLP. Mr. Carchedi was with Ernst & Young LLP for over 10 years, prior to which he held several other positions in private industry and public accounting. Mr. Carchedi holds a B.S. in Accounting from Wake Forest University and is a C.P.A.

ANNE J. FLETCHER, age 33, is Secretary of ITC. Ms. Fletcher joined ITC in December 1994 as the Company's General Counsel. Prior to joining ITC, she was engaged in the private practice of law for six years in Fairfax, Virginia. Ms. Fletcher received her J.D. from George Mason University School of Law and a B.A. from the State University of New York, College at Oswego.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the last two years, the Company was not a party to any transactions with any director, or executive officer, nominee for election as a director, any security holder that is a beneficial owner of greater than five percent (5%) of the Company's Common Stock, or any member of the immediate family of the foregoing.

                                    ITEM 2
              APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
            INCREASING NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

At a meeting of the Board of Directors of the Company held on October 31, 1995, the directors approved an amendment to the Fifth Article of the Company's Articles of Incorporation, as amended (the "Articles of Incorporation") to increase the number of authorized shares of Common Stock of the Company from 4,000,000 to 12,000,000 shares. As of February 15, 1996, the Company had only 450,412 shares of authorized Common Stock remaining for future issuance. Of the remaining shares of Common Stock available for issuance, 273,500 shares of Common Stock are currently reserved for issuance pursuant to currently outstanding stock options or stock option plans, leaving only 176,912 shares available for issuance or new option grants.

The Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders that there be a greater number of authorized and unissued shares available to give the Company the flexibility it needs to conduct its business and accommodate future growth. The Board of Directors believes that the proposed increase in authorized shares of Common Stock is desirable to enhance the Company's flexibility in structuring its future capitalization to meet financing needs for expansion and growth including expansion through offering of additional shares, use of shares for acquisition of compatible businesses, availability of stock option grants, and for other corporate purposes which the Board may deem desirable. In connection therewith, the following resolution will be introduced at the Annual Meeting:

     RESOLVED, the existing Fifth Article of the Articles of Incorporation is amended in the following respects:

     The Charter of the Company is hereby amended by striking out Article FIFTH and inserting in lieu thereof the following:"

     "The total number of shares of stock which the corporation shall have the authority to issue is 12,000,000 shares of Common Stock, all of one (1) class, the par value of such shares to be ten cents ($.10) per share. The aggregate par value of all shares of stock is $1,200,000.

The Board of Directors recommends that stockholders approve the proposed amendment to the Company's Articles of Incorporation because it considers the proposal to be in the best long-term and short-term interests of the Company and its stockholders. The purpose for the proposed increase in the number of shares of authorized Common Stock is to ensure that additional shares of Common Stock is to ensure that additional shares of Common Stock will be available, if needed, for issuance in connection with any future transactions approved by the Board of Directors and permitted by the policies, rules and regulations of the National Association of Securities

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Dealers, Inc. ("NASD"), including, among others, stock splits, stock dividends, acquisitions, financings and other corporate purposes. The Board of Directors believes that the availability of the additional shares of common Stock for such purposes without delay or the necessity for a special stockholders' meeting (except as may be required by applicable law or regulatory authorities or by the rules of the NASD or any stock exchange on which the Company's securities may then be listed) will be beneficial to the Company by providing it with the flexibility required to consider and respond to future business opportunities and needs as they arise. The availability of additional authorized shares of Common Stock will also enable the Company to act promptly when the Board of Directors determines that the issuance of additional shares of Common Stock is advisable. It is possible that shares of Common Stock may be issued at a time and under circumstances which may increase or decrease earnings per share and increase or decrease the book value per share of shares presently held. If the proposed amendment is approved by stockholders, no further authorization for the issuance of the newly authorized Common Stock will be solicited prior to such issuance.

The Company has no current plans to issue any of the additional authorized shares of Common Stock, should the proposed amendment be approved by the Company's stockholders.

The proposed amendment to the Articles of Incorporation must be approved by the affirmative vote of two-thirds of the aggregate number of votes entitled to be cast thereon.

THE BOARD RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION.

                                    ITEM 3
        AMENDMENT TO THE 1992 KEY EMPLOYEE INCENTIVE STOCK OPTION PLAN
 TO INCREASE THE TOTAL NUMBER OF SHARES ISSUABLE THEREUNDER TO 315,000 SHARES

Subject to approval by the Company's shareholders, the Board of Directors approved an amendment to the 1992 Key Employee Incentive Stock Option Plan on January 4, 1996 to increase the authorized number of shares of Common Stock issuable thereunder by 200,000 shares and to reserve the additional shares for issuance under the 1992 Key Employee Stock Option Plan, bringing the total number of shares of Common Stock subject to the 1992 Key Employee Incentive Stock Option Plan to 315,000.

Approval of the addition of 200,000 shares of Common Stock to the pool of shares reserved for issuance thereunder will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented at the annual meeting of shareholders and entitled to a vote thereat.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 1992 KEY EMPLOYEE INCENTIVE STOCK OPTION PLAN TO ADD 200,000 SHARES OF COMMON STOCK TO THE POOL OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

IN THE EVENT THAT ITEM 2 IS NOT PASSED BY THE STOCKHOLDERS, MANAGEMENT INTENDS TO WITHDRAW THIS ITEM FROM CONSIDERATION BY THE STOCKHOLDERS, BECAUSE THERE WILL BE AN INSUFFICIENT NUMBER OF SHARES TO EFFECT THIS PROPOSAL.

The essential features of the 1992 Key Employee Incentive Stock Option Plan (the "Employee Plan") are summarized below. The summary does not purport to be a complete description of the Employee Plan. Copies of the Employee Plan can be obtained by writing the Corporate Secretary, Anne J. Fletcher, Industrial Training Corporation, 13515 Dulles Technology Drive, Herndon, VA 22071.

GENERAL. The Employee Plan gives the Board, or a committee that the Board appoints, authority to grant options to purchase Common Stock. Options granted under the Employee Plan may be either "incentive stock options" as defined in
Section 422 of the Internal Revenue Code, or nonstatutory stock options, as determined by the Board or its committee.

                                                            PRELIMINARY COPY


PURPOSE. The purpose of the Employee Plan is to enable the Company and its subsidiaries to attract and retain officers and other key employees and to provide them with additional incentive to advance the interests of the Company.

ADMINISTRATION. The Employee Plan may be administered by the Board. No member of the Board shall be obligated to participate. The interpretation and construction of any provision of the Employee Plan by the Board or its committee shall be final and binding. Members of the Board receive no additional compensation for their services in connection with the administration of the Employee Plan.

ELIGIBILITY. Options under the Employee Plan may be granted only to officers and other key employees of the Company and/or its subsidiaries.

TERMS OF OPTIONS. The terms of options granted under the Employee Plan are determined by the Board or its committee. Each option is evidenced by a written agreement between the Company and the person to whom such option is granted. Options are typically exercisable over a three-year period beginning on the date of grant at the rate of one-third at the end of each year thereafter and terminate five years after the date of the grant. Pursuant to the Employee Plan, options may be subject to the following additional terms and conditions:

     (a) EXERCISE OF THE OPTION. The optionee must earn the right to exercise the option by continuing to work for the Company. The Board may determine when options are exercisable. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of common stock to be purchased and tendering payment of the purchase price to the Company. The method of payment of the exercise price of the shares purchased upon exercise of an option shall be cash, or with written prior consent of the Board, by tendering shares of common stock of the Company already owned by optionee, or a combination of cash and stock.

     (b) EXERCISE PRICE. The exercise price of options granted under the Employee Plan is determined by the Board and must not be less than 100% of the fair market value of the Common Stock, or in the case where an employee to whom an Incentive Stock Option is to be granted under the plan is, at the time of grant of such grant, owner of stock possessing more than 10% of the total combined voting power of all classes of the Company stock, then the purchase price per share shall be not less than 110% of the fair market value of the common stock at the time of grant. Options granted under the Employee Plan are typically exercisable at 100% of fair market value on the date of grant. Fair market value per share is the closing price on the NASDAQ National Market System.

     (c) TERMINATION OF EMPLOYMENT. If an optionee's employment relationship with the Company is terminated for any reason other than death or for cause, options outstanding under the Employee Plan may be exercised within three months (or such other period of time as determined by the Board, not to exceed certain limits) after the date of such termination to the extent the options were exercisable on the date of termination.

     (d) DEATH OF OPTIONEE. If an optionee should die while employed by the Company, options may be exercised at any time within twelve months after death, but only to the extent the options were exercisable at the date of death.

     (e) TERMINATION OF OPTIONS. The Employee Plan provides that options granted under the plan will expire 5 years from the date of grant, unless a shorter period is provided in the stock option agreement.

     (f) NON-TRANSFERABILITY OF OPTIONS. An option is non-transferable by the holder other than by will or the laws of descent and distribution, and is exercisable during the holder's lifetime only by the optionee, or in the event of the optionee's death, by the optionee's estate or by the person who acquires the right to exercise the option by request or inheritance.

                                                               PRELIMINARY COPY

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. In the event any change is made in the Company's capitalization, such as a stock split or reverse stock split, appropriate adjustment shall be made to the purchase price and to the number of shares subject to the stock option. In the event of the proposed dissolution or liquidation of the Company, all options will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation the successor corporation shall assume all outstanding options or substitute new options therefore, unless the Board determines in its discretion to accelerate the exercisability of such options.

AMENDMENT AND TERMINATION OF THE 1992 KEY EMPLOYEE INCENTIVE STOCK OPTION PLAN. The Board may amend or terminate the Employee Plan from time to time in such respects as the Board may deem advisable. Any amendment or termination of the Employee Plan shall not affect options already granted and such options shall remain in full force and effect as if the Employee Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Company.

TAX INFORMATION. Options granted under the Employee Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code, or nonstatutory options.

If an option granted under the Employee Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon exercise of a nonstatutory option, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

The foregoing summary of the effect of federal income taxation upon the participant and the Company with respect to the purchase of shares under the Employee Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign county in which an optionee may reside.

                                    ITEM 4
          AMENDMENT TO THE 1992 DIRECTOR INCENTIVE STOCK OPTION PLAN
 TO INCREASE THE TOTAL NUMBER OF SHARES ISSUABLE THEREUNDER TO 135,000 SHARES

Subject to approval by the Company's shareholders, the Board of Directors approved an amendment to the 1992 Director Incentive Stock Option Plan, effective February 20, 1996 to increase the authorized number of shares of

                                                               PRELIMINARY COPY

Common Stock issuable thereunder by 100,000 shares and to reserve the additional shares for issuance under the 1992 Stock Option Plan, bringing the total number of shares of Common Stock subject to the 1992 Director Incentive Stock Option Plan to 135,000.

Approval of the addition of 100,000 shares of Common Stock to the pool of shares reserved for issuance thereunder will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented at the annual meeting of shareholders and entitled to a vote thereat.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 1992 DIRECTOR INCENTIVE STOCK OPTION PLAN TO ADD 100,000 SHARES OF COMMON STOCK TO THE POOL OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

IN THE EVENT THAT ITEM 2 IS NOT PASSED BY THE STOCKHOLDERS, MANAGEMENT INTENDS TO WITHDRAW THIS ITEM FROM CONSIDERATION BY THE STOCKHOLDERS, BECAUSE THERE WILL BE AN INSUFFICIENT NUMBER OF SHARES TO EFFECT THIS PROPOSAL.

The essential features of the 1992 Director Incentive Stock Option Plan (the "Director Plan") are summarized below. The summary does not purport to be a complete description of the Director Plan. Copies of the Director Plan can be obtained by writing the Corporate Secretary, Anne J. Fletcher, Industrial Training Corporation, 13515 Dulles Technology Drive, Herndon, VA 22071.

GENERAL. The Director Plan gives the Board, or a committee that the Board appoints, authority to grant options to purchase Common Stock. Options granted under the Director Plan may be either "incentive stock options" as defined in
Section 422 of the Internal Revenue Code, or nonstatutory stock options, as determined by the Board or its committee.

PURPOSE. The purpose of the Director Plan is to enable the Company and its subsidiaries to attract and retain effective and capable persons who will serve as directors and to provide them with additional incentive to advance the interests of the Company.

ADMINISTRATION. The Director Plan shall be administered by the stock option committee of the Board. No member of the Board shall be obligated to participate. The interpretation and construction of any provision of the Director Plan by the Board or its committee shall be final and binding. Members of the stock option committee of the Board receive no additional compensation for their services in connection with the administration of the Director Plan.

ELIGIBILITY. Options under the Director Plan may be granted only to directors of the Company and/or its subsidiaries.

TERMS OF OPTIONS. The terms of options granted under the Director Plan are determined by the stock option committee. Each option is evidenced by a written agreement between the Company and the person to whom such option is granted. Options are typically exercisable over a three-year period beginning on the date of grant at the rate of one-third at the end of each year thereafter and terminate five years after the date of the grant. Pursuant to the Director Plan, options may be subject to the following additional terms and conditions:

     (a) EXERCISE OF THE OPTION. The optionee must earn the right to exercise the option by continuing to serve as a director for the Company. The stock option committee shall determine when options are exercisable. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of common stock to be purchased and tendering payment of the purchase price to the Company. The method of payment of the exercise price of the shares purchased upon exercise of an option shall be cash, or with written prior consent of the Board, by tendering shares of common stock of the Company already owned by optionee, or a combination of cash and stock.

                                                                PRELIMINARY COPY

     (b) EXERCISE PRICE. The exercise price of options granted under the Director Plan is determined by the stock option committee and must not be less than 100% of the fair market value of the Common Stock, or in the case where an employee to whom an Incentive Stock Option is to be granted under the plan is, at the time of grant of such grant, owner of stock possessing more than 10% of the total combined voting power of all classes of the Company stock, then the purchase price per share shall be not less than 110% of the fair market value of the common stock at the time of grant. Options granted under the Plan are typically exercisable at 100% of fair market value on the date of grant. Fair market value per share is the closing price on the NASDAQ National Market System.

     (c) TERMINATION OF SERVICE AS DIRECTOR. If an optionee's relationship as a director with the Company is terminated for any reason other than death or for cause, options outstanding under the Director Plan may be exercised within three months (or such other period of time as determined by the Board, not to exceed certain limits) after the date of such termination to the extent the options were exercisable on the date of termination.

     (d) DEATH OF OPTIONEE. If an optionee should die while serving as a director of the Company, options may be exercised at any time within twelve months after death, but only to the extent the options were exercisable at the date of death.

     (e) TERMINATION OF OPTIONS. The Director Plan provides that options granted under the plan will expire 5 years from the date of grant, unless a shorter period is provided in the stock option agreement.

     (f) NON-TRANSFERABILITY OF OPTIONS. An option is non-transferable by the holder other than by will or the laws of descent and distribution, and is exercisable during the holder's lifetime only by the optionee, or in the event of the optionee's death, by the optionee's estate or by the person who acquires the right to exercise the option by request or inheritance.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. In the event any change is made in the Company's capitalization, such as a stock split or reverse stock split, appropriate adjustment shall be made to the purchase price and to the number of shares subject to the stock option. In the event of the proposed dissolution or liquidation of the Company, all options will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation the successor corporation shall assume all outstanding options or substitute new options therefore, unless the Board determines in its discretion to accelerate the exercisability of such options.

AMENDMENT AND TERMINATION OF THE 1992 DIRECTOR INCENTIVE STOCK OPTION PLAN. The Board may amend or terminate the Director Plan from time to time in such respects as the Board may deem advisable. Any amendment or termination of the Director Plan shall not affect options already granted and such options shall remain in full force and effect as if the Director Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Company.

TAX INFORMATION. Options granted under the Director Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code, or nonstatutory options.

If an option granted under the Director Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss

                                                               PRELIMINARY COPY

recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon exercise of a nonstatutory option, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

The foregoing summary of the effect of federal income taxation upon the participant and the Company with respect to the purchase of shares under the Director Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign county in which an optionee may reside.


                                 OTHER MATTERS

Ernst & Young LLP has served as the Company's independent auditors since 1992. Representatives of Ernst & Young LLP will attend the meeting to make any statement they consider appropriate and to respond to appropriate questions raised at the meeting.

The Company knows of no business which will be presented for action at the meeting other than those matters referred to herein. If other matters do come before the meeting, the persons named as proxies will act and vote according to their best judgment on behalf of the stockholders they represent.


                            ADDITIONAL INFORMATION

The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex or facsimile. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.


                 STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

Proposals by stockholders which are intended to be presented at the Company's next Annual Meeting of Stockholders must be received by the Company no later than November 3, 1996.

Dated:  March 11, 1996
                                              By Order of the Board of Directors
                                              Industrial Training Corporation

                                                /s/ Anne J. Fletcher
                                              ---------------------------
                                              Anne J. Fletcher
                                              Secretary

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                                    INDUSTRIAL TRAINING CORPORATION

[LOGO APPEARS            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 7, 1996

    HERE]                  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                               AND MAY BE REVOKED PRIOR TO ITS EXERCISE.


The undersigned stockholder(s) of INDUSTRIAL TRAINING CORPORATION hereby appoint Frank A. Carchedi and Anne J. Fletcher, and each and any one of them, with the power to appoint his or her substitute, the true and lawful attorneys, agents and proxies of the undersigned, to vote all shares of common stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders, to be held at the Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 22091, on May 7, 1996 at 4:00 pm, and at any adjournment or adjournments of such meeting, with all powers which the undersigned would possess if personally present, as follows:

The Board of Directors recommends a vote FOR the proposals listed below. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL BE VOTED FOR THE MATTER LISTED BELOW. Please indicate your vote by marking an "X" in the space provided below.


     1.  Election of Directors (to serve terms as noted in the Proxy Statement):

         Nominee                   FOR            WITHHOLD AUTHORITY
         -------                   ---            ------------------
         Daniel R. Bannister       (  )                  (  )
         Philip J. Facchina        (  )                  (  )

         (For each nominee, check either FOR or WITHHOLD AUTHORITY.)

     2. Approval of amendment to the Articles of Incorporation increasing the shares of Common Stock from Four Million (4,000,000) to Twelve Million (12,000,000):

                                   FOR            WITHHOLD AUTHORITY
                                   ---            ------------------
                                   (  )                  (  )

     3. Approval of First Amendment to 1992 Key Employee Incentive Stock Option Plan:
                                   FOR            WITHHOLD AUTHORITY
                                   ---            ------------------
                                   (  )                  (  )

     4.  Approval of First Amendment to 1992 Director Incentive Stock Option
         Plan.
                                   FOR            WITHHOLD AUTHORITY
                                   ---            ------------------
                                   (  )                  (  )

                                                                PRELIMINARY COPY

     5. At their discretion, the Proxies are authorized to vote on any other business properly brought before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE MATTER LISTED.

Dated _______________________, 1996

___________________________________      ______________________________________
Signature                                Signature

___________________________________      ______________________________________
Print Name                               Print Name

(Please sign exactly as your name or names appear on the Company's stock records. When shares are held by joint tenants, both should sign. If signing as an attorney, executor, administrator, trustee or guardian, give your full title as such. If signing on behalf of a corporation, the full name of the corporation should be set forth accompanied by the signature on its behalf of a duly authorized officer.)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.